PROSPECTUS
March 1, 2001
T. ROWE PRICE


International Funds--EquityPortfolios


 A choice of global, international, and regional stock funds for investors seeking long-term capital growth by diversifying beyond U.S. borders.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.
  T. Rowe Price Emerging Europe & Mediterranean Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price International Growth & Income Fund
  T. Rowe Price International Stock Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price New Asia Fund
Prospectus

March 1, 2001


              ABOUT THE FUNDS
1
              Objective, Strategy, Risks, and Expenses    1

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              Other Information About the Funds          15

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              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving               17
              Sale Proceeds
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              Useful Information on
              Distributions                              20
              and Taxes
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              Transaction Procedures and                 22
              Special Requirements
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              MORE ABOUT THE FUNDS
3
              Organization and Management                25

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              Understanding Performance Information      28

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              Investment Policies and Practices          29

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              Financial Highlights                       34

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              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       39
              and Transaction Information
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              Opening a New Account                      39

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              Purchasing Additional Shares               41

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              Exchanging and Redeeming                   41
              Shares
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              Rights Reserved by the Funds               43

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              Information About Your                     44
               Services
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              T. Rowe Price                              46
               Brokerage
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              Investment Information                     47

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T. Rowe Price International, Inc., the investment manager, is the successor to Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture with Robert Fleming Holdings, Ltd. ("Flemings") founded in 1979. In 2000, Price-Fleming became wholly-owned by T. Rowe Price Associates, Inc. As of December 31, 2000, T. Rowe Price International managed $32.7 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether any of T. Rowe Price's international equity funds are appropriate for you, this section reviews each fund's investment objective, strategy, and potential risks.


 What are each fund's objectives and principal investment strategies?


 All funds (excluding International Growth & Income Fund):

   The funds use a growth investing approach in their individual investment strategies.

     Growth Investing
     T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.


     While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

     In selecting stocks, we generally favor companies with one or more of the following characteristics:

     . leading market position;
     . attractive business niche;
     . strong franchise or monopoly;
     . technological leadership or proprietary advantages;
     . seasoned management;
     . earnings growth and cash flow sufficient to support growing dividends;
       and
     . healthy balance sheet with relatively low debt.

 Worldwide funds:

   Emerging Markets Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

T. ROWE PRICE
   Strategy: Normally, the fund expects to invest substantially all of its assets across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. (See Growth Investing on page one.) An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  . Asia: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan,
   Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.
  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.
  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.
  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

   Global Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

   Strategy: We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. (See Growth Investing on page one.) While we can purchase stocks without regard to a company's market capitalization (shares outstanding multiplied by share price), investments will generally be in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will vary over time according to the manager's outlook.

   International Discovery Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. (See Growth Investing on page one.) The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

ABOUT THE FUNDS
   International Growth & Income Fund
   Objective: The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly, primarily among the world's developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of dividend-paying large, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International. Investments in emerging markets will be modest and limited to more mature developing countries.

   In selecting common stocks, we combine proprietary quantitative analysis with bottom-up research and a global, regional, and country outlook. Our investing style reflects both a growth and a value orientation, although in general we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/earnings or price/book value ratios. Valuation factors often influence our allocations among large-, mid-, or small-cap shares. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   International Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. (See Growth Investing on page one.) We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.


 Regional or country funds:

   Emerging Europe & Mediterranean Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.


   Strategy: Normally, we expect to invest substantially all of the fund's assets in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. Normally, seven to twelve countries will be represented in the portfolio. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

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  . Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary,
   Israel, Poland, Russia, and Turkey.
  . Others: Bulgaria, Jordan, Latvia, Lebanon, Lithuania, Morocco, Romania,
   Slovakia, Slovenia, and Tunisia.

   We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. The fund seeks to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and progress toward Economic and Monetary Union in Europe. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund's portfolio should be composed of at least 30 to 50 different companies. (See Growth Investing on page one.)

   European Stock Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

   Strategy: Normally, at least five countries will be represented in the portfolio. The fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland,
   Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.
  . Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, and
   Turkey.

   Stock selection reflects a growth style. (See Growth Investing on page one.) We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward economic and monetary union, and the potential growth of the emerging economies of Eastern Europe.

   Japan Fund
   Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

   Strategy: Normally, the fund expects to invest substantially all of its assets across a wide range of Japanese industries and companies. Stock selection reflects a growth style. (See Growth Investing on page one.)

   Note: For special pricing and transaction information about the Japan Fund, please see Pricing Shares and Receiving Sale Proceeds in Section 2.

ABOUT THE FUNDS
   Latin America Fund
   Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

   Strategy: Normally, we expect to invest substantially all of the fund's assets in Latin American companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  . Primary Emphasis: Argentina, Brazil, Chile, Mexico, Peru, and Venezuela. . Others: Belize, Colombia, Ecuador, and Guatemala.

   Stock selection reflects a growth style. (See Growth Investing on page one.) We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund. In some markets, such as Brazil, the fund may purchase preferred stock because of its liquidity advantage over common stock.

   New Asia Fund
   Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

   Strategy: Normally, the fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis:  China, Hong Kong, India, Indonesia, Malaysia,
   Philippines, Singapore, South Korea, Taiwan, and Thailand.
  . Others: Pakistan and Vietnam.


   Stock selection reflects a growth style. (See Growth Investing on page one.) The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund.

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 Table 1  International Funds Comparison Guide
                                                                        Expected risk
                                 Geographic               Company        relative to
  Fund                              focus                 emphasis       one another
                                                                                       -----

  Emerging Europe &            Europe and the            All sizes         Highest
  Mediterranean             Mediterranean region
                         --------------------------------------------------------------
  Emerging Markets                Worldwide              All sizes         Highest
  Stock                       (excluding U.S.)
                         --------------------------------------------------------------
  European Stock                   Europe                All sizes        Moderate
                         (including Eastern Europe)
                         --------------------------------------------------------------
  Global Stock                    Worldwide                Large,           Lower
                              (including U.S.)        well established
                         --------------------------------------------------------------
  International                   Worldwide               Small to         Higher
  Discovery                   (excluding U.S.)          medium-sized
                         --------------------------------------------------------------
  International Growth            Worldwide                Large,         Moderate
  & Income                    (excluding U.S.)        well established
                         --------------------------------------------------------------
  International Stock             Worldwide                Large,         Moderate
                              (excluding U.S.)        well established
                         --------------------------------------------------------------
  Japan                             Japan                All sizes         Higher
                         --------------------------------------------------------------
  Latin America                 Latin America            All sizes         Highest
                         --------------------------------------------------------------
  New Asia               Far East and Pacific Basin      All sizes         Highest
                              (excluding Japan)
 -------------------------------------------------------------------------------------------



   Normally, each fund (other than Latin America) invests primarily (at least 65% of total assets) in common stocks. Normally, the Latin America Fund will invest at least 65% of its total assets in equity securities, with a majority in common stocks. The funds may also purchase other securities, including futures and options, in keeping with each fund's objectives.

   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


 What are the main risks of investing in the funds?

   As with all stock funds, each fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

ABOUT THE FUNDS
   The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:


  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

  . Geographic risk (Japan and regional funds) Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country's economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. In addition, investors in Japan should be aware of specific problems, including tax laws that discourage consumer spending and dampen growth, deflation, a banking system burdened with bad loans, and the government's unsatisfactory progress on effecting credible solutions to these problems. The economies and financial markets of certain regions - such as Latin America, Asia, and Europe and the Mediterranean region-can be interdependent and may decline all at the same time.

  . Emerging market risk (Emerging Europe & Mediterranean, Emerging Markets
   Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)
    Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries, more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving

T. ROWE PRICE
   away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

   The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.


  . Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.


  . Small and medium-sized company risk (International Discovery; others to a lesser degree) To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  . Nondiversified status (Emerging Europe & Mediterranean, Latin America, and
   New Asia) There is additional risk with each fund because it is nondiversified and thus can invest more of its assets in a smaller number of companies. Thus, for example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund held a larger number of companies.

  . Futures/options risk To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


   . Each fund's share price may decline, so when you sell your shares, you may lose money.

ABOUT THE FUNDS
 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

   Because the Emerging Europe & Mediterranean Fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be available in the prospectus after the fund has been in operation for one calendar year.

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ABOUT THE FUNDS

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LOGO


                                           Calendar Year Total Returns
       Fund         "91"   "92"    "93"   "94"    "95"    "96"    "97"    "98"    "99"     "00"
 ------------------------------------------------------------------------------------------------
  International
  Stock            15.87   -3.47  40.11   -0.76   11.39   15.99    2.70   16.14   34.60   -17.09
  International
  Growth & Income     --      --     --      --      --      --      --      --   19.62    -4.31
  Global Stock        --      --     --      --      --   20.01   13.23   22.50   28.76    -7.99
  International
  Discovery        11.69   -9.08  49.85   -7.63   -4.36   13.87   -5.67    6.12  155.03   -15.60
  Emerging
  Markets Stock       --      --     --      --      --   11.82    1.23  -28.75   87.44   -26.35
  European Stock    7.31   -5.56  27.24    4.06   21.86   25.87   17.01   25.82   19.70    -6.66
  Japan               --  -13.40  20.61   15.09   -3.12  -10.99  -22.08    9.16  112.71   -37.22
  Latin America       --      --     --  -15.92  -18.70   23.35   31.88  -35.43   59.38   -11.20
  New Asia         19.32   11.24  78.76  -19.15    3.75   13.51  -37.13  -11.11   99.88   -30.79
 ------------------------------------------------------------------------------------------------

 International Stock Fund Quarter ended Total return

 Best quarter     12/31/9924.70%

 Worst quarter    9/30/98 -13.70%



 International Growth & Income Fund Quarter ended Total return

 Best quarter     12/31/9911.81%

 Worst quarter    9/30/00 -5.40%



 Global Stock Fund Quarter ended Total return

 Best quarter     12/31/9821.36%

 Worst quarter    9/30/98 -12.83%

ABOUT THE FUNDS


 International Discovery Fund Quarter ended Total return

 Best quarter     12/31/9957.19%

 Worst quarter    12/31/00-17.90%



 Emerging Markets Stock Fund Quarter ended Total return

 Best quarter     12/31/9944.10%

 Worst quarter    9/30/98 -25.20%



 European Stock Fund      Quarter ended Total return

 Best quarter     12/31/9920.48%

 Worst quarter    9/30/98 -14.01%



 Japan Fund        Quarter ended Total return

 Best quarter     12/31/9825.17%

 Worst quarter    12/31/00-22.58%



 Latin America Fund       Quarter ended Total return

 Best quarter     12/31/9941.32%

 Worst quarter    9/30/98 -29.13%



 New Asia Fund     Quarter ended Total return

 Best quarter     12/31/9942.04%

 Worst quarter    12/31/97-27.05%


 Table 2  Average Annual Total Returns
                                    Periods ended December 31, 2000
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------
  Emerging Europe &
  Mediterranean Fund         --       --         -23.71%            8/31/00
  MSCI Emerging Markets
  Europe and Middle
  East Index                 --       --         -16.49

  Emerging Markets
  Stock Fund             -26.35%    2.17%          3.21%            3/31/95
  MSCI Emerging Markets
  Free Index             -30.61    -4.17          -2.31
  Lipper Emerging
  Markets Funds Average  -30.50    -2.37          -0.80

  European Stock Fund     -6.66%   15.67%         12.97%            2/28/90
  MSCI Europe Index       -8.14    15.75          13.92
  Lipper European Funds
  Average                 -6.19    15.58          12.33

  Global Stock Fund       -7.99%   14.55%         14.53%            12/29/95
  MSCI World Index       -12.92    12.53          12.53
  Lipper Global Funds    -10.27    12.86          12.86
  Average
 -------------------------------------------------------------------------------
  International
  Discovery Fund         -15.60%   19.66%         12.68%            12/30/88
  MSCI EAFE Index        -13.96     7.43           8.56
  MSCI EAFE Small-Cap
  Index                   -9.23    -3.25           2.47
  Salomon Non-U.S.
  Extended Market Index  -10.23     3.86           5.03
  Lipper International
  Small-Cap Average      -14.82    15.14          12.68

  International Growth
  & Income Fund           -4.31%      --           7.73%            12/21/98
  MSCI EAFE Index        -13.96       --           4.66
  Lipper International
  Funds Average          -15.60       --         18.18/a/

  International Stock
  Fund                   -17.09%    9.07%         10.34%             5/9/80
  MSCI EAFE Index        -13.96     7.43           8.56
  Lipper International
  Funds Average          -15.60     9.09           9.59

  Japan Fund             -37.22%    0.22%          1.83%            12/30/91
  TSE First Section
  Index                  -33.19    -5.97          -2.20
  TSE Second Section
  Index                  -33.50    -3.24          -1.56
  MSCI Japan Index       -28.07   -20.77           4.89
  Lipper Japan Funds
  Average                -35.11    -1.31          -1.35

  Latin America Fund     -11.20%    8.25%          0.30%            12/29/93
  MSCI EMF Latin
  America Index          -16.57     6.71           2.81
  Lipper Latin America
  Funds Average          -15.76     6.13          -0.95

  New Asia Fund          -30.79%   -2.58%          5.73%            9/28/90
  MSCI All Country Far
  East Free
  Ex-Japan               -36.80    -9.60           5.81
  Lipper Pacific
  Ex-Japan Funds         -32.21    -5.33           7.93
  Average
 -------------------------------------------------------------------------------

T. ROWE PRICE
 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 /a/                               Since 12/31/98


 What fees or expenses will I pay?

   The funds are 100% no load. The Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest divi-

ABOUT THE FUNDS
   dends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.



 Table 3  Fees and Expenses of the Funds
                               Shareholder
                               fees (fees
                              paid directly
                                from your                  Annual fund operating expenses/b/
                               investment)           (expenses that are deducted from fund assets)

                                                                    Total annual    Fee waiver/
            Fund               Redemption    Management   Other    fund operating     expense       Net
                                 fees/a/        fee      expenses     expenses     reimbursement  expenses  -----
 -----------------------------

  Emerging Europe &                2%          1.07%      1.81%/d/     2.88%           1.13%       1.75%
  Mediterranean
                              ------------------------------------------------------------------------------
  Emerging Markets Stock /c/       2%          1.07       0.43         1.50              --        1.50
                              ------------------------------------------------------------------------------
  European Stock                   --          0.82       0.20         1.02              --        1.02
                              ------------------------------------------------------------------------------
  Global Stock /c/                 --          0.67       0.54         1.21            0.01        1.20
                              ------------------------------------------------------------------------------
  International Discovery          2%          1.07       0.20         1.27              --        1.27
                              ------------------------------------------------------------------------------
  International                    --          0.67       2.43         3.10            1.85        1.25
  Growth & Income/c/
                              ------------------------------------------------------------------------------
  International Stock              --          0.67       0.17         0.84              --        0.84
                              ------------------------------------------------------------------------------
  Japan                            --          0.82       0.27         1.09              --        1.09
                              ------------------------------------------------------------------------------
  Latin America                    2%          1.07       0.39         1.46              --        1.46
                              ------------------------------------------------------------------------------
  New Asia                         --          0.82       0.26         1.08              --        1.08
 ----------------------------------------------------------------------------------------------------------------



 /a/
   On shares purchased and held for less than one year (details under Contingent Redemption Fees in Pricing Shares and Receiving Sale Proceeds).


 /b/
   T. Rowe Price International is contractually obligated to waive any fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

                                                     Expense Ratio
               Fund           Limitation Period        Limitation        Reimbursement Date

       Emerging Europe &       9/1/00-10/31/02   1.75%                        10/31/04
       Mediterranean
                              ---------------------------------------------------------------
       Emerging Markets        11/1/99-10/31/01  1.75%                        10/31/03
       Stock
                              ---------------------------------------------------------------
       Global Stock            11/1/99-10/31/01  1.20%                        10/31/03
                              ---------------------------------------------------------------
       International
       Growth & Income         11/1/00-10/31/02  1.25%                        10/31/04




 /c/
   The fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.

 /d/       Other expenses are estimated.

T. ROWE PRICE
   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


  Fund                             1 year  3 years  5 years  10 years
 ---------------------------------------------------------------------------
  Emerging Europe & Mediterranean   $178    $672    $1,312    $3,036
                                   ------------------------------------
  Emerging Markets Stock             178     524       867     1,834
                                   ------------------------------------
  European Stock                     104     325       563     1,248
                                   ------------------------------------
  Global Stock                       122     382       663     1,464
                                   ------------------------------------
  International Discovery            129     403       697     1,534
                                   ------------------------------------
  International Growth & Income      127     596     1,289     3,141
                                   ------------------------------------
  International Stock                 86     268       466     1,037
                                   ------------------------------------
  Japan                              111     347       601     1,329
                                   ------------------------------------
  Latin America                      149     462       797     1,746
                                   ------------------------------------
  New Asia                           110     343       595     1,317
 ---------------------------------------------------------------------------





 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the funds?

   Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Emerging market, regional, and single-country funds allow investors to seek potentially superior growth in the areas they view as most promising, but with commensurately higher risks. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.


 How does the portfolio manager try to reduce risk?

   The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.


  . T. Rowe Price International employs a team of experienced portfolio managers and analysts, and has offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, Paris, and Baltimore. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

ABOUT THE FUNDS
  . The impact on each fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. Investors should pay close attention to how many countries a fund typically expects to invest in, particularly in regard to our regional funds and, of course, the single-country Japan Fund. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.


 What are the potential rewards of investing in small companies overseas?

   In general, small companies are more dynamic and can adapt more quickly than larger ones to changing economic and market conditions, which may help them increase their earnings faster. In addition, the movement of small-company shares is not perfectly correlated with the movements of large-cap stocks. Since many U.S.-based international funds focus on large or medium-sized foreign companies, adding a small-cap international fund could enhance the diversification of a portfolio while providing the opportunity to boost long-term returns.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

   You should also review the information in Section 2 that discusses contingent redemption fees for the Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds.


 Important Information About the International Discovery Fund


  . The fund was closed to new investors on March 13, 2000, except for defined contribution retirement plan accounts (including SEP-IRAs). The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts in the fund.

  . Shareholders who held shares prior to the closing are not affected.
   Purchases of additional shares are permitted for all existing accounts.

  . The closing does not restrict shareholders from selling shares in their fund accounts.

  . When deemed to be in the fund's best interests, the fund reserves the right in appropriate cases to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for each fund, except the Japan Fund, is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. The share price for the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange and the Tokyo Stock Exchange are both open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and each class's proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Current market values are used to price fund shares.

   Each fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the funds calculate their NAVs. Most of the securities in which the funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

ABOUT THE FUNDS
   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   Japan Fund: Pricing and Transactions
   The fund will not process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be priced on the next day the fund computes its net asset value. As such, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.


   The Tokyo Stock Exchange is scheduled to be closed on the following weekdays:
   In 2001 -January 1, 2, 3, and 8; February 12; March 20; April 30; May 3 and 4; July 20; September 24; October 8; November 23; and December 24 and 31. In 2002 -January 1, 2, 3, and 14; February 11; March 21; April 29; May 3 and 6; September 16 and 23; October 14; November 4; and December 23 and 31. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

T. ROWE PRICE
  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   (Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, Latin America Funds)
   These funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the funds assess a 2% fee on redemptions (including exchanges) of fund shares held for less than one year.

   Redemption fees are paid to the funds to help offset transaction costs and to protect the funds' long-term shareholders. The funds will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or to shares redeemed through designated systematic withdrawal plans. The fee does apply to shares held in other IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "one year," the funds will use the anniversary date of a transaction. Thus, shares purchased on March 1, 2001, for example, will be subject to the fee if they are redeemed on or prior to February 28, 2002. If they are redeemed on or after March 1, 2002, they will not be subject to the fee.

ABOUT THE FUNDS
 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The funds declare and pay dividends (if any) annually.

  . The dividends of each fund (other than Global Stock Fund) will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. The dividends of the Global Stock Fund will be eligible for the 70% deduction for dividends received by corporations only to the extent the fund's income consists of dividends paid by U.S. corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

T. ROWE PRICE
   . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.


   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If, as expected, the fund qualifies and elects to pass through nonrefundable taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for these amounts.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

ABOUT THE FUNDS

   Tax effect of buying shares before a dividend or capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are

T. ROWE PRICE
   followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.

ABOUT THE FUNDS
 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee


   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee is deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts and accounts maintained by intermediaries through the National Securities Clearing Corporation Networking platform, but a separate custodial fee may apply to such accounts.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds, when prior authorization is not on file.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.


   A signature guarantee can be obtained from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   T. Rowe Price International Funds, Inc. (the "corporation"), currently consists of 12 series, each having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1980; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995; International Growth & Income Fund, 1998; and Emerging Europe & Mediterranean Fund, 2000. (The bond funds are described in a separate prospectus.)


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the funds?

   General Oversight
   The corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs.

ABOUT THE FUNDS
   The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of T. Rowe Price International.


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International - specifically by each fund's Investment Advisory Group.

   Investment Manager

   T. Rowe Price International is responsible for the selection and management of each fund's portfolio investments. The company, a wholly-owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Price-Fleming and renamed the company
   T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.


   Portfolio Management
   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The members of each advisory group are listed below.

   Emerging Europe & Mediterranean Fund Christopher D. Alderson, John R. Ford, and Dale West.


   Emerging Markets Stock Fund Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, John R. Ford, and Benedict R.F. Thomas.

   European Stock Fund John R. Ford, Robert A. Revel-Chion, and James B.M.
   Seddon.


   Global Stock Fund Mark C.J. Bickford-Smith, John R. Ford, James B.M. Seddon, Robert W. Smith, and David J.L. Warren.

   International Discovery Fund Frances Dydasco, Mark J.T. Edwards, John R. Ford, Ian J. Macdonald, and Justin Thomson.

   International Growth & Income Fund John R. Ford, James B.M. Seddon, Robert W. Smith, and Richard T. Whitney.

   International Stock Fund Mark C.J. Bickford-Smith, John R. Ford, James B.M. Seddon, and David J.L. Warren.

   Japan Fund John R. Ford, Ian J. Macdonald, and David J.L. Warren.


   Latin America Fund John R. Ford, Gonzalo Pangaro, and Benedict R.F. Thomas.

   New Asia Fund Frances Dydasco, Mark J.T. Edwards, and John R. Ford.

   Christopher Alderson joined T. Rowe Price International in 1988 and has 14 years of experience in research and portfolio management. Mark Bickford-Smith joined

T. ROWE PRICE
   T. Rowe Price International in 1995 and has 15 years of experience in research and financial analysis. Frances Dydasco joined T. Rowe Price International in 1996 and has 11 years of experience in research and financial analysis. Mark Edwards joined T. Rowe Price International in 1987 and has 18 years of experience in financial analysis. John Ford joined T. Rowe Price International in 1982 and has 20 years of experience in research and portfolio management. Ian Macdonald joined T. Rowe Price International in 1998 and has 15 years of experience in equity research and portfolio management. Gonzalo Pangaro joined T. Rowe Price International in 1998 and has nine years of experience in financial analysis and portfolio management. Robert Revel-Chion joined T. Rowe Price International in 1998 and has 11 years of experience in investment management. James Seddon joined T. Rowe Price International in 1987 and has 13 years of experience in portfolio management. Robert Smith joined T. Rowe Price International in 1996, has been with T. Rowe Price since 1992, and has 13 years of experience in financial analysis. Benedict Thomas joined T. Rowe Price International in 1988 and has 11 years of portfolio management experience. Justin Thomson joined T. Rowe Price International in 1998 and has eight years of experience in portfolio management. David Warren joined T. Rowe Price International in 1983 and has 19 years of experience in equity research, fixed income research, and portfolio management. Dale West joined T. Rowe Price International in 1998 as a research analyst. He received his M.B.A. from Stanford University in 1998 and from 1992 through 1996 was in the U.S. Foreign Service. Richard Whitney joined T. Rowe Price International in 1998, has been with T. Rowe Price since 1985, and has 17 years of experience in equity research and portfolio management.


   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

ABOUT THE FUNDS

   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of $115 billion at October 31, 2000, the group fee was 0.32%. The individual fund fees are as follows: Global Stock, International Growth & Income, and International Stock Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds, 0.75%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

T. ROWE PRICE
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund portfolio securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities


   In seeking to meet their investment objectives, the funds may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy With the exception of Emerging Europe & Mediterranean, Latin America, and New Asia Funds, a fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

ABOUT THE FUNDS
   Nondiversified Status--Emerging Europe & Mediterranean, Latin America, and New Asia Funds
   Each fund is registered as a nondiversified mutual fund. This means that each fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund, which may subject the funds to greater risk with respect to their portfolio securities. However, because the funds intend to qualify as "regulated investment companies" under the Internal Revenue Code, each must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund.

   Fund investments may include the following:

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Fixed Income Securities
   From time to time, we may invest in corporate and government, fixed-income securities. The Global Stock Fund may invest up to 5% of its total assets in below-investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising

T. ROWE PRICE
   when interest rates fall and falling when interest rates rise. Below investment grade, or "junk bonds," can be more volatile and have a greater risk of default than investment grade bonds.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

ABOUT THE FUNDS
   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Foreign Currency Transactions
   The funds will normally conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The funds will generally not enter into a forward contract with a term greater than one year.


   The funds will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund's portfolio securities denominated in such foreign currency. Under unusual circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on each fund's investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

   There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

T. ROWE PRICE
   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Tax Consequences of Hedging
   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid are classified as capital gains or ordinary income.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities, and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   Turnover is an indication of frequency. The funds will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turn-

ABOUT THE FUNDS
   over rate may increase transaction costs, result in additional taxable gains, and reduce the funds' performance. The funds' portfolio turnover rates are listed in the table in the Financial Highlights section.


 Emerging Europe & Mediterranean, Emerging Markets Stock, European Stock, Japan, Latin America, New Asia Funds

   Location of Company
   In determining the domicile or nationality of a company, the funds would primarily consider the following factors: whether the company is organized under the laws of a particular country; or, whether the company derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

   Each of these funds will invest at least 65% of its total assets in companies located (as defined above) in the respective countries or regions indicated.


 Global Stock, International Discovery, International Growth & Income, and International Stock Funds

   Each fund will invest at least 65% of its total assets in a manner which reflects its international or global character, respectively. In the case of the international funds, this requires that the funds invest in at least three countries outside of the U.S. For the global fund, this means that the fund must invest in at least three countries, one of which may include the U.S.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 4, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE


 Table 4  Financial Highlights
                           Income From Investment Operations                          Less Distributions
                                      Net gains or
            Net asset                   losses on                   Dividends
  Period     value,        Net         securities      Total from   (from net    Distributions
   ended    beginning   investment   (both realized    investment   investment   (from capital   Returns of       Total
   10/31    of period     income     and unrealized)   operations    income)        gains)        capital     distributions
  Emerging Europe & Mediterranean

  2000/g/    $10.00     $(0.01)/h/      $(1.34)         $(1.35)          --            --            --          --
  Emerging Markets Stock
  1996       $10.48     $ 0.02/b/       $ 1.08          $ 1.10       $(0.01)           --            --          (0.01 )
           ------------------------------------------------------------------------------------------------------------------
  1997        11.59       0.02/b/        (0.23)          (0.21)       (0.04)       $(0.30)           --          (0.34 )
           ------------------------------------------------------------------------------------------------------------------
  1998        11.08       0.05/b/        (3.06)          (3.01)          --         (0.15)           --          (0.15 )
           ------------------------------------------------------------------------------------------------------------------
  1999         7.95      (0.01)/b/        3.18            3.17        (0.04)           --            --          (0.04 )
           ------------------------------------------------------------------------------------------------------------------
  2000        11.08      (0.02)           1.34            1.32           --            --            --          --
  European Stock
  1996       $14.35     $ 0.25          $ 2.79          $ 3.04       $(0.21)       $(0.25)           --          (0.46 )
           ------------------------------------------------------------------------------------------------------------------
  1997        16.93       0.25            3.12            3.37        (0.26)        (0.20)           --          (0.46 )
           ------------------------------------------------------------------------------------------------------------------
  1998        19.84       0.28            3.52            3.80        (0.25)        (1.01)           --          (1.26 )
           ------------------------------------------------------------------------------------------------------------------
  1999        22.38       0.23            2.14            2.37        (0.28)        (2.18)           --          (2.46 )
           ------------------------------------------------------------------------------------------------------------------
  2000        22.29       0.18            1.26            1.44        (0.14)        (1.90)           --          (2.04 )
  Global Stock
  1996/c/    $10.00     $ 0.05/d/       $ 1.30          $ 1.35           --            --            --
           ------------------------------------------------------------------------------------------------------------------
  1997        11.35       0.06/d/         1.84            1.90       $(0.06)       $(0.18)           --         $(0.24 )
           ------------------------------------------------------------------------------------------------------------------
  1998        13.01       0.09/d/         1.52            1.61        (0.06)        (0.53)           --          (0.59 )
           ------------------------------------------------------------------------------------------------------------------
  1999        14.03       0.05/d/         3.24            3.29        (0.10)        (0.45)           --          (0.55 )
           ------------------------------------------------------------------------------------------------------------------
  2000        16.77       0.02/d/         1.80            1.82        (0.06)        (0.49)           --          (0.55 )
  International Discovery
  1996       $14.43     $ 0.07          $ 1.59          $ 1.66       $(0.10)       $(0.02)           --          (0.12 )
           ------------------------------------------------------------------------------------------------------------------
  1997        15.97       0.02            0.25            0.27        (0.07)        (0.06)           --          (0.13 )
           ------------------------------------------------------------------------------------------------------------------
  1998        16.11       0.05           (0.92)          (0.87)          --         (0.25)           --          (0.25 )
           ------------------------------------------------------------------------------------------------------------------
  1999        14.99      (0.03)          12.09           12.06        (0.01)        (0.30)           --          (0.31 )
           ------------------------------------------------------------------------------------------------------------------
  2000        26.75       0.06           10.39           10.45           --         (2.81)           --          (2.81 )
  International Growth & Income
  1999/f/    $10.00     $ 0.16/e/       $ 0.84          $ 1.00           --            --            --
           ------------------------------------------------------------------------------------------------------------------
  2000        11.00       0.14/e/         0.03            0.17       $(0.19)       $(0.23)           --
  International Stock
  1996       $12.09     $ 0.19          $ 1.57          $ 1.76       $(0.18)       $(0.20)           --          (0.38 )
           ------------------------------------------------------------------------------------------------------------------
  1997        13.47       0.19            0.86            1.05        (0.18)        (0.20)           --          (0.38 )
           ------------------------------------------------------------------------------------------------------------------
  1998        14.14       0.23            0.77            1.00        (0.20)        (0.55)           --          (0.75 )
           ------------------------------------------------------------------------------------------------------------------
  1999        14.39       0.17            2.71            2.88        (0.22)        (0.35)           --          (0.57 )
           ------------------------------------------------------------------------------------------------------------------
  2000        16.70       0.10            0.35            0.45        (0.13)        (0.91)           --          (1.04 )
 ----------------------------------------------------------------------------------------------------------------------------
  Japan
  1996       $ 9.39     $(0.05)         $(0.32)         $(0.37)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1997         9.02      (0.03)          (1.02)          (1.05)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1998         7.97      (0.03)          (1.22)          (1.25)          --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  1999         6.72      (0.02)           6.92            6.90           --            --            --              --
           ------------------------------------------------------------------------------------------------------------------
  2000        13.62      (0.06)          (1.92)          (1.98)      $(0.05)           --            --         $(0.05 )
  Latin America
  1996       $ 6.49     $ 0.10          $ 1.60          $ 1.70       $(0.06)           --            --
           ------------------------------------------------------------------------------------------------------------------
  1997         8.14       0.13            1.44            1.57        (0.11)       $(0.03)           --          (0.14 )
           ------------------------------------------------------------------------------------------------------------------
  1998         9.60       0.16           (2.45)          (2.29)       (0.12)           --            --          (0.12 )
           ------------------------------------------------------------------------------------------------------------------
  1999         7.22       0.09            0.86            0.95        (0.14)           --            --          (0.14 )
           ------------------------------------------------------------------------------------------------------------------
  2000         8.03       0.05            2.14            2.19        (0.04)           --            --          (0.04 )
  New Asia
  1996       $ 8.12     $ 0.06          $ 0.55          $ 0.61       $(0.09)           --            --          (0.09 )
           ------------------------------------------------------------------------------------------------------------------
  1997         8.64       0.09           (2.71)          (2.62)       (0.06)       $(0.01)           --          (0.07 )
           ------------------------------------------------------------------------------------------------------------------
  1998         5.95       0.13           (1.07)          (0.94)       (0.08)           --            --          (0.08 )
           ------------------------------------------------------------------------------------------------------------------
  1999         4.93       0.05            2.31            2.36        (0.09)           --            --          (0.09 )
           ------------------------------------------------------------------------------------------------------------------
  2000         7.20       0.04           (0.08)          (0.04)       (0.04)           --            --          (0.04)
 ---------------------------------------------------------------------------------------------------------------------------------

ABOUT THE FUNDS

  Table 4  Financial Highlights
                       Net Asset Value                                   Ratios/Supplemental Data
            Redemption                                                  Ratio of         Ratio of
  Period    fees added    Net asset                    Net assets,      expenses      net investment
   ended    to paid-in-   value, end                  end of period    to average       income to          Portfolio
   10/31      capital     of period    Total return   (in thousands)   net assets   average net assets   turnover rate
  Emerging Europe & Mediterranean

  2000/g/        --        $ 8.65       (13.50)%/h/    $    25,533      1.75%/a//h/     (0.73)%/a//h/       62.9%/a/
  Emerging Markets Stock
  1996        $0.02        $11.59        10.69%/b/     $    67,896      1.75%/b/         0.44%/b/           41.7%
           -------------------------------------------------------------------------------------------------------------
  1997         0.04         11.08        (1.60)/b/         119,285      1.75/b/         0.21/b/             84.3
           -------------------------------------------------------------------------------------------------------------
  1998         0.03          7.95       (27.31)/b/          69,752      1.75/b/         0.46/b/             54.5
           -------------------------------------------------------------------------------------------------------------
  1999           --         11.08       40.08/b/           108,418      1.75/b/         (0.14)/b/           59.0
           -------------------------------------------------------------------------------------------------------------
  2000         0.02         12.42        12.09             152,990      1.50            (0.12)              56.1
 ----------------------------------------------------------------------------------------------------------------------------
  European Stock
  1996           --        $16.93        21.76%        $   704,887      1.12%            1.81%              14.1%
           -------------------------------------------------------------------------------------------------------------
  1997           --         19.84        20.30             984,083      1.06             1.41               17.5
           -------------------------------------------------------------------------------------------------------------
  1998           --         22.38        20.12           1,412,008      1.05             1.39               26.8
           -------------------------------------------------------------------------------------------------------------
  1999           --         22.29        11.44           1,382,168      1.05             0.97               15.7
           -------------------------------------------------------------------------------------------------------------
  2000           --         21.69         6.28           1,250,230      1.02             0.71               24.5
  Global Stock
  1996/c/        --        $11.35        13.50%/d/     $    14,916      1.30%/a//d/      0.88%/a//d/        50.0%/a/
           -------------------------------------------------------------------------------------------------------------
  1997           --         13.01       16.98/d/            32,020      1.30/d/         0.68/d/             41.8
           -------------------------------------------------------------------------------------------------------------
  1998           --         14.03       12.89/d/            44,116      1.20/d/         0.76/d/             47.1
           -------------------------------------------------------------------------------------------------------------
  1999           --         16.77       24.17/d/            73,837      1.20/d/         0.40/d/             37.5
           -------------------------------------------------------------------------------------------------------------
  2000           --         18.04       10.98/d/           107,459      1.20/d/         0.15/d/             71.5
  International Discovery
  1996           --        $15.97        11.60%        $   325,639      1.45%            0.40%              52.0%
           -------------------------------------------------------------------------------------------------------------
  1997           --         16.11         1.69             254,430      1.41             0.13               72.7
           -------------------------------------------------------------------------------------------------------------
  1998           --         14.99        (5.40)            189,001      1.47             0.25               34.2
           -------------------------------------------------------------------------------------------------------------
  1999        $0.01         26.75        82.11             381,462      1.42            (0.17)              98.2
           -------------------------------------------------------------------------------------------------------------
  2000         0.13         34.52        40.07             905,387      1.27             0.15               81.0
  International Growth & Income
  1999/g/        --        $11.00        10.00%/e/     $     9,776      1.25%/a//e/      1.87%/a//e/        35.8%/a/
           -------------------------------------------------------------------------------------------------------------
  2000           --         10.75        1.43///e/          10,118      1.25///e/       1.24///e/           32.2
  International Stock
  1996           --        $13.47        14.87%        $ 8,775,736      0.88%            1.58%              11.6%
           -------------------------------------------------------------------------------------------------------------
  1997           --         14.14         7.90          10,005,170      0.85             1.33               15.8
           -------------------------------------------------------------------------------------------------------------
  1998           --         14.39         7.48           9,537,129      0.85             1.50               12.2
           -------------------------------------------------------------------------------------------------------------
  1999           --         16.70        20.67          10,615,338      0.85             1.05               17.6
           -------------------------------------------------------------------------------------------------------------
  2000           --         16.11         2.28          10,457,463      0.84             0.55               38.2
  Japan
  1996           --        $ 9.02        (3.94)%       $   167,118      1.32%           (0.48)%             29.8%
           -------------------------------------------------------------------------------------------------------------
  1997           --          7.97       (11.64)            170,830      1.24            (0.39)              32.3
           -------------------------------------------------------------------------------------------------------------
  1998           --          6.72       (15.68)            150,949      1.32            (0.37)              66.9
           -------------------------------------------------------------------------------------------------------------
  1999           --         13.62       102.68             513,739      1.14            (0.27)              58.8
           -------------------------------------------------------------------------------------------------------------
  2000           --         11.59       (14.61)            309,686      1.09            (0.38)              59.5
 ----------------------------------------------------------------------------------------------------------------------------
  Latin America
  1996        $0.01        $ 8.14        26.52%        $   213,691      1.66%            1.29%              22.0%
           -------------------------------------------------------------------------------------------------------------
  1997         0.03          9.60        19.94             398,066      1.47             1.30               32.7
           -------------------------------------------------------------------------------------------------------------
  1998         0.03          7.22       (23.93)            204,761      1.53             1.35               19.0
           -------------------------------------------------------------------------------------------------------------
  1999           --          8.03        13.57             200,385      1.62             1.05               43.2
           -------------------------------------------------------------------------------------------------------------
  2000         0.01         10.19        27.41             228,655      1.46             0.42               27.5
  New Asia
  1996           --        $ 8.64         7.58%        $ 2,041,396      1.11%            0.66%              42.0%
           -------------------------------------------------------------------------------------------------------------
  1997           --          5.95       (30.61)            876,787      1.10             0.76               41.8
           -------------------------------------------------------------------------------------------------------------
  1998           --          4.93       (15.97)            632,836      1.29             2.33               68.1
           -------------------------------------------------------------------------------------------------------------
  1999           --          7.20        48.73             995,829      1.21             0.87               69.9
           -------------------------------------------------------------------------------------------------------------
  2000           --          7.12        (0.68)            875,685      1.08             0.41               52.2
 ----------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE

ABOUT THE FUNDS
 /a/      Annualized.


 /b/
   Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through October 31, 2001.

 /c/
   For the period December 29, 1995 (commencement of operations) to October 31, 1996.

 /d/
   Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through October 31, 1997, and a 1.20% voluntary expense limitation in effect through October 31, 2001.

 /e/
   Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through October 31, 2000.

 /f/
   For the period December 21, 1998 (commencement of operations) to October 31, 1999.

 /g/For the period August 31, 2000 (commencement of operations) to October 31,
   2000.

 /h/
   Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through October 31, 2002.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number

We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, at the fund's current NAV when the shares are redeemed.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.


We do not accept third-party checks, except for IRA Rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

ABOUT THE FUNDS
By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph.

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase ($1,000 minimum purchase for Summit Funds); $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/ UTMA) accounts ($100 minimum for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already

ABOUT THE FUNDS
on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.


If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

T. ROWE PRICE
For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

ABOUT THE FUNDS
In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.


Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust or power of attorney to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com

On-line Account Access
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH

With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds, or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

ABOUT THE FUNDS
Automatic Investing
$50 minimum ($100 minimum for Summit Funds) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To Open an Account 1-800-638-5660 For Existing Brokerage Customers
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Account Access-Brokerage.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE
Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' review of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 2260 Briargate Parkway

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

San Francisco Area
 1990 N. California Blvd. Suite 100 Walnut Creek

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660 TDD
 1-800-367-0763

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Performance, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 C01-040 3/1/01
1940 Act File No. 811-2958

PROSPECTUS
March 1, 2001
T. ROWE PRICE


International Stock Fund


 A stock fund seeking long-term capital growth through investments in non-U.S. companies.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.
  T. Rowe Price International Stock Fund
Prospectus

March 1, 2001

              ABOUT THE FUND
1
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the Fund            5

              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving                6
              Sale Proceeds
              -----------------------------------------------
              Useful Information on
              Distributions                               7
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                 10
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE FUND
3
              Organization and Management                13

              -----------------------------------------------
              Understanding Performance Information      15

              -----------------------------------------------
              Investment Policies and Practices          16

              -----------------------------------------------
              Financial Highlights                       21

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       23
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                      23

              -----------------------------------------------
              Purchasing Additional Shares               25

              -----------------------------------------------
              Exchanging and Redeeming                   25
              Shares
              -----------------------------------------------
              Rights Reserved by the Fund                27
              s
              -----------------------------------------------
              Information About Your                     28
               Services
              -----------------------------------------------
              T. Rowe Price                              30
               Brokerage
              -----------------------------------------------
              Investment Information                     31

              -----------------------------------------------



T. Rowe Price International, Inc., the investment manager, is the successor to Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture with Robert Fleming Holdings, Ltd. ("Flemings") founded in 1979. In 2000, Price-Fleming became wholly-owned by T. Rowe Price Associates, Inc. As of December 31, 2000, T. Rowe Price International managed $32.7 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


 What is the fund's principal investment strategy?

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

   T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.


   While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

   . leading market position;
   . attractive business niche;
   . strong franchise or monopoly;
   . technological leadership or proprietary advantages;
   . seasoned management;
   . earnings growth and cash flow sufficient to support growing dividends; and . healthy balance sheet with relatively low debt.

T. ROWE PRICE

   While the fund invests primarily in common stocks, the fund may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


 What are the main risks of investing in the fund?

   As with all stock funds, this fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s. Some particular risks affecting this fund include the following:


  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

  . Geographic risk The economies and financial markets of certain regions-such as Latin America and Asia-can be interdependent and may decline all at the same time.

  . Emerging market risk To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the fund's share price to decline.


  . Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.



   . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

T. ROWE PRICE
LOGO

                      Calendar Year Total Returns
  "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"    "00"
 -----------------------------------------------------------------------
 15.87  -3.47  40.11  -0.76  11.39  15.99  2.70   16.14  34.60   -17.09
 -----------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/99 24.70%

 Worst quarter                           9/30/98 -13.70%

 Table 1  Average Annual Total Returns
                                       Periods ended December 31, 2000
                                       1 year     5 years     10 years
 -----------------------------------------------------------------------------
  International Stock Fund             -17.09%     9.07%       10.34%

  MSCI EAFE Index                      -13.96      7.43         8.56
  Lipper International Funds Average   -15.60      9.09         9.59
 -----------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.67%/ // /
  Other expenses                                           0.17%
  Total annual fund operating                              0.84%/ // /
  expenses
 -------------------------------------------------------------------------------------



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $86         $268         $466          $1,037
    ----------------------------------------------------





 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the fund?

   Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.


 How does the portfolio manager try to reduce risk?


   The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  . T. Rowe Price International employs a team of experienced portfolio managers and analysts, and has offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, Paris, and Baltimore. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

  . The impact on the fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. However, the

T. ROWE PRICE
   economies and financial markets of countries in a certain region may be influenced heavily by one another.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and each class's proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Current market values are used to price fund shares.

   The fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the fund calculates its NAV. Most of the securities in which the fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the fund's NAV. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

T. ROWE PRICE
   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions

   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

T. ROWE PRICE
   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.


   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If, as expected, the fund qualifies and elects to pass through nonrefundable taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for these amounts.


   . Distributions are taxable whether reinvested in additional shares or received in cash.


   Tax effect of buying shares before a dividend or capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.


   . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

T. ROWE PRICE
 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee is deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts and accounts maintained by intermediaries through the National Securities Clearing Corporation Networking Platform, but a separate custodial fee may apply to such accounts.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds, when prior authorization is not on file.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.


   A signature guarantee can be obtained from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   T. Rowe Price International Funds, Inc. (the "corporation"), currently consists of 12 series, each having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1980; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995; International Growth & Income Fund, 1998; and Emerging Europe & Mediterranean Fund, 2000. (The bond/equity funds are described in a separate prospectus.)


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight

   The corporation is governed by a Board of Directors that meets regularly to review the fund investments, performance, expenses, and other business affairs.

   The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of T. Rowe Price International.


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International - specifically by the fund's Investment Advisory Group.

   Investment Manager

   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly-owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Price-Fleming and renamed the company
   T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.


   Portfolio Management

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the fund's investment program. The members of the advisory group are: Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, Martin G. Wade, and David J.L. Warren.

   Christopher Alderson joined T. Rowe Price International in 1988 and has 14 years of experience in research and portfolio management. Peter Askew joined
   T. Rowe Price International in 1988 and has 24 years of experience managing multicurrency fixed income portfolios. Mark Edwards joined T. Rowe Price International in 1987 and has 18 years of experience in financial analysis. John Ford joined T. Rowe Price International in 1982 and has 20 years of experience in research and portfolio management. James Seddon joined T. Rowe Price International in 1987 and has 13 years of experience in portfolio management. Benedict Thomas joined T. Rowe Price International in 1988 and has 11 years of portfolio management experience. Martin Wade joined T. Rowe Price International in 1979 and has 33 years of experience in research, client service, and investment management. David Warren joined T. Rowe Price International in 1983 and has 19 years of experience in equity research, fixed income research, and portfolio management.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index,

T. ROWE PRICE
   or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of $115 billion at October 31, 2000, the group fee was 0.32%. The individual fund fee is 0.35%.




 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

T. ROWE PRICE
 Types of Portfolio Securities


   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Fund investments are primarily in common stocks (normally, at least 65% of total assets) and, to a lesser degree, other types of securities as described below.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Fixed Income Securities

   From time to time, we may invest in corporate and government fixed-income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position

   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

T. ROWE PRICE
   Borrowing Money and Transferring Assets

   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Foreign Currency Transactions

   The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

   The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

   There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.


   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Tax Consequences of Hedging
   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

   Lending of Portfolio Securities

   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities, and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   Turnover is an indication of frequency. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover

T. ROWE PRICE
   rate may increase transaction costs, result in additional capital gain distributions, and reduce the fund's performance. The fund's portfolio turnover rates are listed in the table in the Financial Highlights section.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

 Table 3  Financial Highlights
                                      Year ended October 31
                           1996     1997      1998     1999      2000
 ------------------------------------------------------------------------------

  Net asset value,
  beginning of period     $12.09   $ 13.47   $14.14   $ 14.39   $ 16.70
  Income From Investment Operations
  Net investment income     0.19      0.19     0.23      0.17      0.10
                          ------------------------------------------------
  Net gains or losses on
  securities (both
  realized and              1.57      0.86     0.77      2.71      0.35
  unrealized)
                          ------------------------------------------------
  Total from investment
  operations                1.76      1.05     1.00      2.88      0.45
  Less Distributions
  Dividends (from net      (0.18)    (0.18)   (0.20)    (0.22)    (0.13)
  investment income)
                          ------------------------------------------------
  Distributions (from      (0.20)    (0.20)   (0.55)    (0.35)    (0.91)
  capital gains)
                          ------------------------------------------------
  Returns of capital          --        --       --        --        --
                          ------------------------------------------------
  Total distributions      (0.38)    (0.38)   (0.75)    (0.57)    (1.04)
                          ------------------------------------------------
  Net asset value,        $13.47   $ 14.14   $14.39   $ 16.70   $ 16.11
  end of period
                          ------------------------------------------------
  Total return             14.87%     7.90%    7.48%    20.67%     2.28%
  Ratios/Supplemental Data
  Net assets, end of      $8,776   $10,005   $9,537   $10,615   $10,458
  period (in millions)
                          ------------------------------------------------
  Ratio of expenses to      0.88%     0.85%    0.85%     0.85%     0.84%
  average net assets
                          ------------------------------------------------
  Ratio of net income to    1.58%     1.33%    1.50%     1.05%     0.55%
  average net assets
                          ------------------------------------------------
  Portfolio turnover        11.6%     15.8%    12.2%     17.6%     38.2%
  rate
 ------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number

We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, at the fund's current NAV when the shares are redeemed.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.


We do not accept third-party checks, except for IRA Rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph.

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300


via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase ($1,000 minimum purchase for Summit Funds); $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/ UTMA) accounts ($100 minimum for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.


via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.


If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:


For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

T. ROWE PRICE

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479


via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903


Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust or power of attorney to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com

On-line Account Access
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH

With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds, or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

$50 minimum ($100 minimum for Summit Funds) You can invest automatically in several different ways, including:

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------

To Open an Account 1-800-638-5660 For Existing Brokerage Customers
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Account Access-Brokerage.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE
Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports

Fund managers' review of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 2260 Briargate Parkway

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

San Francisco Area
 1990 N. California Blvd. Suite 100 Walnut Creek

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660 TDD
 1-800-367-0763

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Performance, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 F37-040 3/1/01
1940 Act File No. 811-2958

PROSPECTUS
March 1, 2001
T. ROWE PRICE


International Stock Fund--Advisor Class


 A stock fund seeking long-term capital growth through investments in non-U.S. companies. This class of shares is sold only through financial intermediaries.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.
  T. Rowe Price International Stock Fund--Advisor Class
Prospectus

March 1, 2001

              ABOUT THE FUND
1
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the Fund            5

              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving                7
              Sale Proceeds
              -----------------------------------------------
              Useful Information on
              Distributions                               8
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                 10
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE FUND
3
              Organization and Management                12

              -----------------------------------------------
              Understanding Performance Information      15

              -----------------------------------------------
              Investment Policies and Practices          15

              -----------------------------------------------
              Financial Highlights                       20

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       22
              and Transaction Information
              -----------------------------------------------
              Opening a New Account

              -----------------------------------------------
              Purchasing Additional Shares

              -----------------------------------------------
              Exchanging and Redeeming
              Shares
              -----------------------------------------------
              Rights Reserved by the Fund                23
              s
              -----------------------------------------------
              Information About Your
               Services
              -----------------------------------------------
              T. Rowe Price
               Brokerage
              -----------------------------------------------
              Investment Information

              -----------------------------------------------




T. Rowe Price International, Inc., the investment manager, is the successor to Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture with Robert Fleming Holdings, Ltd. ("Flemings") founded in 1979. In 2000, Price-Fleming became wholly-owned by T. Rowe Price Associates, Inc. As of December 31, 2000, T. Rowe Price International managed $32.7 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.

   A word about the fund's name and structure. The International Stock Fund -Advisor Class is a share class of the T. Rowe Price International Stock Fund. The Advisor Class is not a separate mutual fund. It is sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.


 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


 What is the fund's principal investment strategy?

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

   T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.


   While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

   . leading market position;
   . attractive business niche;
   . strong franchise or monopoly;
   . technological leadership or proprietary advantages;
   . seasoned management;

T. ROWE PRICE
   . earnings growth and cash flow sufficient to support growing dividends; and . healthy balance sheet with relatively low debt.


   While the fund invests primarily in common stocks, the fund may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


 What are the main risks of investing in the fund?

   As with all stock funds, this fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s. Some particular risks affecting this fund include the following:


  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

  . Geographic risk The economies and financial markets of certain regions-such as Latin America and Asia-can be interdependent and may decline all at the same time.

  . Emerging market risk To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the fund's share price to decline.


  . Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.



   . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. If you are investing through an intermediary, and want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the International Stock-Advisor Class could be an appropriate part of your overall investment strategy.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . The fund should not represent your complete investment program or be used for short-term trading purposes.

T. ROWE PRICE
 How has the fund performed in the past?


   International Stock-Advisor Class shares were first offered on March 31, 2000, and do not have a full calendar year of performance history. As a point of comparison, however, the following bar chart and table show calendar year returns for the original class of the International Stock Fund./a/

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

                      Calendar Year Total Returns
  "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"    "00"
 -----------------------------------------------------------------------
 15.87  -3.47  40.11  -0.76  11.39  15.99  2.70   16.14  34.60   -17.09
 -----------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/99 24.70%

 Worst quarter                           9/30/98 -13.70%

 Table 1  Average Annual Total Returns
                                       Periods ended December 31, 2000
                                       1 year     5 years     10 years
 -----------------------------------------------------------------------------
  International Stock Fund             -17.09%     9.07%       10.34%

  MSCI EAFE Index                      -13.96      7.43         8.56
  Lipper International Funds Average   -15.60      9.09         9.59
 -----------------------------------------------------------------------------




 /a/Figures in the bar chart and table include changes in principal value, reinvested dividends, and capital gain distributions, if any. Because International Stock-Advisor Class has higher expenses than the original class of the International Stock Fund, its performance, had it existed over the periods shown, would have been lower. The original class of the International Stock Fund and the International Stock Fund-Advisor Class share the same portfolio. Shares of the original class of the fund are offered in a separate prospectus.


 What fees or expenses will I pay?

   The numbers in the next table provide an estimate of how much it will cost to operate the Advisor Class for a year. These are costs you pay indirectly because they are deducted from net assets before the daily share price is calculated.



 Table 2  Fees and Expenses of the Advisor Class
                                                        Annual fund operating expenses
                                                 (expenses that are deducted from fund assets)
 ----------------------------------------------------------------------------------------------
  Management fee                                                    0.67%
  Distribution and service (12b-1) fees                             0.25%
  Other expenses                                                    0.16%
  Total annual fund operating expenses                              1.08%/a/
 ----------------------------------------------------------------------------------------------




 /a/To limit the class's expenses during its initial period of operations, T.
   Rowe Price International is contractually obligated to bear any expenses (other than management fees) through December 31, 2001, that would cause the class's ratio of expenses to average net assets to exceed 1.15%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the class's expense ratio is below 1.15%; however, no reimbursement will be made after December 31, 2003, or if it would result in the expense ratio exceeding 1.15%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this class with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $110        $343         $595          $1,317
    ----------------------------------------------------

T. ROWE PRICE
 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the fund?

   Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.


 How does the portfolio manager try to reduce risk?


   The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  . T. Rowe Price International employs a team of experienced portfolio managers and analysts, and has offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, Paris, and Baltimore. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

  . The impact on the fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and each class's proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Current market values are used to price fund shares.

   The fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the fund calculates its NAV. Most of the securities in which the fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the fund's NAV. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


 How your purchase, sale, or exchange price is determined

   Advisor Class shares are intended for purchase and may be held only through various third-party intermediaries including brokers, dealers, banks, insurance companies, and others. Consult your intermediary to find out about how to purchase, sell, or exchange your shares, cut-off times, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.

   The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund up until 4 p.m. ET. In such cases, if your order is received by the intermediary in good form by 4 p.m. ET and transmitted to the fund in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order.

T. ROWE PRICE
   Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


   How proceeds are received
   Normally, the fund transmits proceeds to intermediaries for redemption orders received in good form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in the fund's best interests, proceeds may not be sent for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions can be reinvested in additional fund shares in your account or paid in cash. Contact your intermediary for information. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

 Tax Information

   You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   Taxes on fund distributions

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If, as expected, the fund qualifies and elects to pass through nonrefundable taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for these amounts.


   . Distributions are taxable whether reinvested in additional shares or received in cash.


   Tax effect of buying shares before a dividend or capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.


   . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

T. ROWE PRICE
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
 Purchase Conditions for Intermediaries

   Nonpayment

   If the fund receives a check or ACH transfer that does not clear or the payment is not timely received, the purchase will be canceled. Any losses or expenses incurred by the fund or transfer agent will be the responsibility of the intermediary, and the fund can redeem shares that the intermediary owns in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

   You can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.

 Signature Guarantees

   An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institutions representative.


   A signature guarantee can be obtained from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   The fund is a separate series of the T. Rowe Price International Funds, Inc. (the "corporation"), which currently consists of 12 series, each having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1980; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995; International Growth & Income Fund, 1998; and Emerging Europe & Mediterranean Fund, 2000. In 2000, the International Stock Fund issued a separate class of shares known as the Advisor Class. (The bond/equity funds are described in separate prospectuses.) The fund pools money received from shareholders of each class into a single portfolio.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in income and capital gain distributions of the class.

   The income dividends for the International Stock-Advisor Class shares will generally differ from those of the regular International Stock Fund shares to the extent that the expense ratio of the International Stock-Advisor Class shares differs.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract. International Stock-Advisor Class shareholders have exclusive voting rights on matters affecting only the International Stock-Advisor Class shares.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting.


 Who runs the fund?

   General Oversight

   The corporation is governed by a Board of Directors that meets regularly to review the fund investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of T. Rowe Price International.


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International - specifically by the fund's Investment Advisory Group.

   Investment Manager

   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company, a wholly-owned subsidiary of T. Rowe Price Associates, is the successor to Rowe Price-Fleming International ("Price-Fleming"), a joint venture established in 1979 between
   T. Rowe Price Associates and Robert Fleming Holdings ("Flemings"). In 2000,
   T. Rowe Price became the sole owner of Price-Fleming and renamed the company
   T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.


   Portfolio Management

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the fund's investment program. The members of the advisory group are: Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, Martin G. Wade, and David J.L. Warren.

   Christopher Alderson joined T. Rowe Price International in 1988 and has 14 years of experience in research and portfolio management. Peter Askew joined
   T. Rowe Price International in 1988 and has 24 years of experience managing multicurrency fixed income portfolios. Mark Edwards joined T. Rowe Price International in 1987 and has 18 years of experience in financial analysis. John Ford joined T. Rowe Price International in 1982 and has 20 years of experience in research and portfolio management. James Seddon joined T. Rowe Price International in 1987 and has 13 years of experience in portfolio management. Benedict Thomas joined T. Rowe Price International in 1988 and has 11 years of portfolio management experience. Martin Wade joined T. Rowe Price International in 1979 and has 33 years of experience in research, client service, and investment manage-

T. ROWE PRICE
   ment. David Warren joined T. Rowe Price International in 1983 and has 19 years of experience in equity research, fixed income research, and portfolio management.


   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of $115 billion at October 31, 2000, the group fee was 0.32%. The individual fund fee is 0.35%.



 Distribution, Shareholder Servicing, and Recordkeeping Fees

   International Stock-Advisor Class has adopted a 12b-1 plan under which it pays a fee at the rate of up to 0.25% of its net assets per year to various intermediaries for distribution and servicing of its shares. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of net assets per year for various recordkeeping and transfer agent type services they perform.

 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and poli-

T. ROWE PRICE
   cies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities


   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Fund investments are primarily in common stocks (normally, at least 65% of total assets) and, to a lesser degree, other types of securities as described below.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Fixed Income Securities

   From time to time, we may invest in corporate and government fixed-income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

T. ROWE PRICE
 Types of Investment Management Practices

   Reserve Position

   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Foreign Currency Transactions

   The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

   The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

   There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.


   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Tax Consequences of Hedging

   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

T. ROWE PRICE
   Lending of Portfolio Securities

   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities, and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   Turnover is an indication of frequency. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in higher capital gain distributions, and reduce the fund's performance. The fund's portfolio turnover rate for the fiscal year ending October 31 is listed in the table in the Financial Highlights section.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding for the indicated period. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

 Table 3  Financial Highlights
                                                     03/31/00/*/
                                                       through
                                                      10/31/00
                                                -----------------------
 -----------------------------------------------                       -----

  Net asset value,
  beginning of period                                 $ 19.12
  Income From Investment Operations
  Net investment income                                  0.02
                              -----------------------------------------
  Net gains or losses on
  securities (both realized                             (3.02)
  and unrealized)
                              -----------------------------------------
  Total from investment
  operations                                            (3.00)
  Less Distributions
  Dividends (from net                                      --
  investment income)
                                                -----------------------
  Distributions (from                                      --
  capital gains)
                              -----------------------------------------
  Returns of capital                                       --
                                                -----------------------
  Total distributions                                      --
                              -----------------------------------------
  Redemption fees added                                    --
  to paid in capital
                              -----------------------------------------
  Net asset value,                                    $ 16.12
  end of period
                              -----------------------------------------
  Total return                                         (15.69)%
  Ratios/Supplemental Data
  Net assets, end of period                           $ 1,500
  (in thousands)
                              -----------------------------------------
  Ratio of expenses to                                   0.83%/a/
  average net assets
                              -----------------------------------------
  Ratio of net income to                                 0.63%/a/
  average net assets
                              -----------------------------------------
  Portfolio turnover rate                                38.2%
 ---------------------------------------------------------------------------




 /*/       Inception date.

 /a/      Annualized.

 INVESTING WITH T. ROWE PRICE

 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
The intermediary must provide us with its certified Social Security or tax identification number (TIN). Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of dividends, capital gain distributions, and redemptions, and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed, priced at the NAV on the date of redemption.

The information in this section is for use by intermediaries only. Shareholders of the Advisor Class should contact their intermediary for information regarding the intermediary's policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.
All initial and subsequent investments by intermediaries must be made by bank wire.

Opening a New Account
Intermediaries should call Financial Institutional Services for an account number and assignment to a dedicated service representative and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed below. The intermediaries must also enter into a separate agreement with the fund or its agent.


via United States Postal Service
T. Rowe Price Financial Institution Services P.O. Box 17603 Baltimore, MD 21297-1603


via private carriers/overnight services
T. Rowe Price Financial Institution Services Four Financial Center 4515 Painters Mill Road Owings Mills, MD 21117-4842

Purchasing Additional Shares By Wire
Intermediaries should call Financial Institution Services or use the wire address listed in Opening a New Account.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Intermediaries should call their Financial Institution Services representative.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary designated bank. Intermediaries should contact their Financial Institution Services representative.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to refuse any purchase or exchange order; (2) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (3) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (4) to otherwise modify the conditions of purchase and any services at any time; and (5) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
(LOGO)
1940 Act File No. 811-2958
E237-040 3/1/01

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is March 1, 2001 (or October 31, 2000, revised to March 1, 2001 for the T. Rowe Price International Equity Index Fund).

         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
              T. Rowe Price Emerging Europe & Mediterranean Fund
              T. Rowe Price Emerging Markets Stock Fund
              T. Rowe Price European Stock Fund
              T. Rowe Price Global Stock Fund
              T. Rowe Price International Discovery Fund
              T. Rowe Price International Growth & Income Fund
              T. Rowe Price International Stock Fund
                 T. Rowe Price International Stock Fund-Advisor Class
              T. Rowe Price Japan Fund
              T. Rowe Price Latin America Fund
              T. Rowe Price New Asia Fund
         INSTITUTIONAL INTERNATIONAL FUNDS, INC.
              Foreign Equity Fund
         T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
              T. Rowe Price International Equity Index Fund
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated March 1, 2001 (or October 31, 2000, revised to December 15, 2000 for the T. Rowe Price International Equity Index Fund), which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements (other than T. Rowe Price International Equity Index Fund) for the period ended October 31, 2000, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C01-043 3/1/01

                              TABLE OF CONTENTS
                              -----------------
                                Page                                     Page
                                ----                                     ----
Capital Stock                     45       Investment Restrictions           20

--------------------------------------     ------------------------------------
Code of Ethics                    33       Legal Counsel                     46

--------------------------------------     ------------------------------------
Custodian                         33       Management of the Funds           23

--------------------------------------     ------------------------------------
Distributor for the Funds         32       Net Asset Value Per Share         40

--------------------------------------     ------------------------------------
Dividends and Distributions       40       Portfolio Management               8
                                           Practices
--------------------------------------     ------------------------------------
Federal Registration of Shares    46       Portfolio Transactions            34

--------------------------------------     ------------------------------------
Independent Accountants           46       Pricing of Securities             39

--------------------------------------     ------------------------------------
Investment Management Services    27       Principal Holders of              26
                                           Securities
--------------------------------------     ------------------------------------
Investment Objectives and          2       Risk Factors                       2
Policies
--------------------------------------     ------------------------------------
Investment Performance            42       Services by Outside Parties       31

--------------------------------------     ------------------------------------
Investment Program                 6       Tax Status                        41

--------------------------------------     ------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.


   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   All Funds

   The fund's investment manager, T. Rowe Price International, one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree or risk and level of return that can be expected from each market. Of course, there can be no assurance that T. Rowe Price International's forecasts of expected return will be reflected in the actual returns achieved by the funds.

   Each fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the funds cannot guarantee they will achieve their objectives.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which cause significant risks and uncertainties to investment in Eastern Europe and Russia.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The Japan Fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

  . Asia (ex-Japan)

   Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.



 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instruments.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price International, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price International will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price International could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price International to be of good standing and will not be made unless, in the judgment of T. Rowe Price International, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                              Money Market Reserves


   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and T. Rowe Price International. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                                     Options

   Options are a type of potentially high-risk derivative.

   All Funds except International Equity Index Fund


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price International's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price International, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.


   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price International wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.


   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   International Equity Index Fund

   The only options activity the fund currently may engage in is the purchase of call options. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the fund reserves the right to engage in other options activity.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts") for hedging, yield or return enhancement, and risk management purposes.

   The International Equity Index Fund may only enter into stock index futures which are appropriate for its investment program to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. The fund will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price International to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price International will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price International's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price International believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price International might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio, however, under normal conditions the International Equity Index Fund does not hedge it's currency exposure. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price International believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price International believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price International. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; except that International Equity Index Fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus.

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   All Funds except Latin America, Emerging Europe & Mediterranean, and New Asia Funds

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of a fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   All Funds

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund's total assets may be invested in such securities.

 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                           Independent Directors/(a)/

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: Southern Isle-14, 3001 SE Island Point Lane, Stuart, Florida 34996

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors have been at their respective companies for at least five years.


                            Inside Directors/Officers

  * M. DAVID TESTA, 4/22/44, Director and Vice President-Director, T. Rowe Price International; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

  * MARTIN G. WADE, 2/16/43, Chairman of the Board-Chairman, T. Rowe Price International; Director, T. Rowe Price; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   JOHN R. FORD, 11/25/57, President-Director, T. Rowe Price International; Chartered Financial Analyst; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

  /ab/ DAVID J.L. WARREN, 4/14/57, Executive Vice President/Vice President-Chief
   Executive Officer, President and Director, T. Rowe Price International;
   Address: 60 Queen Victoria Street, London EC4N 4TZ, England

  /a/ CHRISTOPHER D. ALDERSON, 3/29/62, Vice President-Vice President, T. Rowe
   Price International; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   MARK C.J. BICKFORD-SMITH, 4/30/62, Vice President-Vice President and portfolio manager of T. Rowe Price International; formerly a Director and Portfolio Manager of Jardine Fleming Investment Management; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

  /a/ ROBERT P. CAMPBELL, 1/31/56, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company

  /a/ MICHAEL J. CONELIUS, 6/16/64, Vice President-Vice President, T. Rowe Price and T. Rowe Price International

  /a/ FRANCES DYDASCO, 5/8/66, Vice President-Vice President and portfolio manager of T. Rowe Price International (Singapore); formerly (1994-1996) an Investment Manager at LGT Asset Management Ltd. (Hong Kong); and (1993-1994) with East Asia Hamon Asset (Hong Kong); Address: No. 290 Orchard Road, #14-04 Paragon, Singapore 238859

  /a/ MARK J.T. EDWARDS, 10/27/57, Vice President-Vice President, T. Rowe Price
   International; Address: 45th Floor, Jardine House, 1 Connaught Road, Central, Hong Kong

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, T. Rowe Price International and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price Group, Inc.; Managing Director, T. Rowe Price Associates, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

  /a/ IAN J. MACDONALD, 1/7/62, Vice President-Vice President, T. Rowe Price
   International; formerly (1992-1997) Senior Fund Manager at Mercury Asset Management (Japan); Address: Yamato Seimei Building - 12th Floor, 1-7, Uchisaiwai- cho 1 - chome, Chiyoda-ku, Tokyo 100-0011 Japan

   GEORGE A. MURNAGHAN, 5/1/56, Vice President-Managing Director, T. Rowe Price; Executive Vice President, T. Rowe Price International; Vice President, T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.

   GONZALO PANGARO, 11/27/68, Vice President-Vice President, T. Rowe Price International; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

  /a/ ROBERT A. REVEL-CHION, 3/9/65, Vice President-Vice President, T. Rowe
   Price International; formerly (1994-1997) portfolio manager, Jardine Fleming (Hong Kong), and (1987-1993) Assistant Investment Manager, Nestle Rewntree Pension Trust; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   JAMES S. RIEPE, 6/25/43, Vice President-Vice-Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
   T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International and General Re Corporation

  /a/ CHRISTOPHER ROTHERY, 5/26/63, Vice President-Vice President, T. Rowe Price
   International; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

  /b/ R. TODD RUPPERT, 5/7/56, Vice President-Managing Director, T. Rowe Price;
   Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

  /a/ JAMES B.M. SEDDON, 6/17/64, Vice President-Vice President, T. Rowe Price
   International; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price International

  /a/ BENEDICT R.F. THOMAS, 8/27/64, Vice President-Vice President, T. Rowe
   Price International; Chartered Financial Analyst; Address: Carlos Pellegrini 1149, piso 12, (1009) Buenos Aires, Argentina

  /a/ JUSTIN THOMSON, 1/14/68, Vice President-Vice President, T. Rowe Price
   International; (1998 to present) Small Cap Co-Ordinator, T. Rowe Price International; formerly (1991-1998) Portfolio Manager; G. T. Capital/ Invesco; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   WILLIAM F. WENDLER II, 3/14/62, Vice President-Vice President, T. Rowe Price,
   T. Rowe Price International, and T. Rowe Price Investment Services, Inc.

  /a/ RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe
   Price; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

  /a/ ANN B. CRANMER, 3/23/47, Assistant Vice President-Vice President, T. Rowe
   Price International; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   ROGER L. FIERY III, 2/10/59, Assistant Vice President-Vice President, T. Rowe Price International and T. Rowe Price

 (a) Mr. Warren is Executive Vice President of the International Funds only. Messrs. Alderson, Campbell, Conelius, Dydasco, Edwards, Macdonald, Revel-Chion, Rothery, Seddon, Thomas, Thomson, and Whitney are Vice Presidents of the International Funds only. Mmes. Cranmer and Holmes are Assistant Vice Presidents of the International Funds only.

 (b) Messrs. Ruppert and Warren are Vice Presidents of Institutional International Funds.


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors. Also, any director of a fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
--------------------------------------------------------------------------------------------------------------------------
International Stock Fund
                                                                                                                      $8
                                                                                   $                                   0
Anthony W. Deering, Director                                                   4,775                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       4,775                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       4,895                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------

International Discovery Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,916                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,916                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,964                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
International Growth & Income Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $2,233                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       2,233                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       2,289                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
European Stock Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $2,045                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       2,045                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       2,096                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
Japan Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,801                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,801                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,846                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
New Asia Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $2,000                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       2,000                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       2,050                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
Latin America Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,742                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,742                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,786                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Stock Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,720                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,720                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,763                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
Global Stock Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,700                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,700                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,743                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
Foreign Equity Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $2,624                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       2,624                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       2,690                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
Emerging Europe & Mediterranean Fund
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,653                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,653                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,694                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund(c)
                                                                                                                      $8
                                                                                                                       0
Anthony W. Deering, Director                                                  $1,653                                ,000
                                                                                                                       8
                                                                                                                       0
Donald W. Dick, Director                                                       1,653                                ,000
                                                                                                                       8
Paul M. Wythes, Director                                                       1,694                                   2
                                                                                                                    ,000
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from November 1, 1999 to October 31, 2000.

 (b) Amounts in this column are based on compensation received from January 1, 2000, to December 31, 2000. The T. Rowe Price complex included 95 funds as of December 31, 2000.

 (c) Expenses estimated for the fiscal year ended October 31, 2001.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of January 31, 2001, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

   International Stock, International Discovery, European Stock, Japan, New Asia, and Emerging Markets Stock Funds, respectively: Charles Schwab & Co. Inc., Reinvestment Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122.

   International Discovery and Latin America Funds: Fidelity Investments, Institutional Operations Co., FIIOC as Agent for Ford SSIP, 100 Magellan Way
   (KW1C); Covington, Kentucky 41015-1999.

   International Stock and Emerging Markets Stock Funds: T. Rowe Price Trust Co. Inc., Attn.: TRPS Inst. Control Dept., P.O. Box 17215, Baltimore, Maryland 21297-1215.

   International Growth & Income Fund: TRP Finance Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.

   International Stock Fund: Pirateline & Co., T. Rowe Price Associates, Attn.:
   Fund Accounting Dept., 100 East Pratt Street, Baltimore, Maryland 21202-1009.

   Japan Fund: National Financial Services for the Exclusive Benefit of our Customers, 200 Liberty, One Financial Center, 4th Floor, New York, New York 10005-3500.

   Global Stock Fund: T. Rowe Price RPS Inc. Co Omnibus, Plan #OMNI Plan, Install Team for #113, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   International Equity Index Fund: TRP Finance Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.*

   *TRP Finance is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. TRP Finance owns 64.62% of the outstanding shares of the fund. Securities owned by T. Rowe Price Finance are the result of its contribution to the fund at the fund's inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Finance would be able to determine the outcome of most issues that were submitted to shareholders for vote.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price International provides the fund with discretionary investment services. Specifically, T. Rowe Price International is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price International is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price International provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price International's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price International, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Under the Management Agreement, T. Rowe Price International is permitted to utilize the services or facilities of others to provide it or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as T. Rowe Price International may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the funds.

   All Funds except Foreign Equity and International Equity Index Funds

   Management Fee
   The fund pays T. Rowe Price International a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price International on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
         ------------------------------------------------------------------------------
         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
         ------------------------------------------------------------------------------
         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
         ------------------------------------------------------------------------------
         0.390%  Next $1 billion   0.330%  Next $10 billion

         ----------------------------------------------------
         0.370%  Next $1 billion   0.320%  Next $10 billion





   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

International Stock Fund                0.35%
International Discovery Fund            0.75
International Growth & Income Fund      0.35
European Stock Fund                     0.50
Japan Fund                              0.50
New Asia Fund                           0.50
Latin America Fund                      0.75
Emerging Markets Stock Fund             0.75
Global Stock Fund                       0.35
Emerging Europe & Mediterranean Fund    0.75

   The following chart sets forth the total management fees if any, paid to T. Rowe Price International by the funds, during the last three years:

                              Fund                                      2000            1999             1998
                              ----                                      ----            ----             ----
International Stock*                                                $79,269,000     $67,463,000      $67,677,000
International Discovery                                              10,449,000       2,637,000        2,476,000
International Growth & Income                                                --              --               --
European Stock                                                       11,543,000      11,960,000       10,502,000
Japan                                                                 3,735,000       2,345,000        1,261,000
New Asia                                                              9,914,000       6,444,000        5,779,000
Latin America                                                         2,734,000       2,162,000        3,530,000
Emerging Markets Stock                                                1,859,000         962,000        1,092,000
Emerging Europe & Mediterranean                                              --              --               --
Global Stock                                                            660,000         274,000           81,000


  * The fund has two classes of shares. The management fee is allocated to the class based on relative net assets.

   Foreign Equity Fund
   For its services to the fund under the Management Agreement, T. Rowe Price International is paid an annual fee, in monthly installments, based on the fund's average daily net assets at the rate of 0.70%. For the fiscal years 2000, 1999, and 1998, T. Rowe Price International received from the fund management fees totaling $25,279,000, $22,916,000, and $23,624,000, respectively.

   International Equity Index Fund

   The fund pays T. Rowe Price an annual all-inclusive fee based on its average daily net assets at the rate of 0.50%. The fund calculates and accrues the fee daily. The Management Agreement between the fund and T. Rowe Price International provides that T. Rowe Price International will pay all expenses of each fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale or lending of the fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.

   Limitation on Fund Expenses
   The Management Agreement between each fund and T. Rowe Price International provides that each fund will bear all expenses of its operations not specifically assumed by T. Rowe Price International other than interest, taxes, brokerage and other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price International has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price International are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

                                                 Expense       Reimbursement
         Fund             Limitation Period      -------       -------------
         ----             -----------------       Ratio            Date
------------------------------------------------  -----            ----
                                                Limitation
                                                ----------
                                                -------------------------------
Emerging Europe &       September 1, 2000 -
Mediterranean           October 31, 2002          1.75%     October 31, 2004
Emerging Markets        November 1, 1999 -
Stock(a)                October 31, 2001          1.75%     October 31, 2003
                        November 1, 1999 -
Global Stock(b)         October 31, 2001          1.20%     October 31, 2003
International Growth &  November 1, 2000 -
Income(c)               October 31, 2002          1.25%     October 31, 2004
International Stock     March 31, 2000 -          1.15%     December 31, 2003
Fund-Advisor Class      December 31, 2001
-------------------------------------------------------------------------------



 (a) The Emerging Markets Stock Fund operated under a 1.75% expense ratio limitation that expired on October 31, 1998. Effective November 1, 1998,
   T. Rowe Price International agreed to extend the expense limitation for a period of one year through October 31, 1999. Fees waived or expenses assumed under these agreements are subject to reimbursement to T. Rowe Price International by the fund whenever the fund's expense ratio is below 1.75%. However, no reimbursement will be made after October 31, 2000 (for the first agreement); or after October 31, 2001 (for the second agreement); or if it would result in the expense ratio exceeding 1.75%.

 (b) The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 1999. The reimbursement period for this limitation extends through October 31, 2001.

 (c) The International Growth & Income Fund previously operated under a 1.25% limitation that expired October 31, 2000. The reimbursement period for this limitation extends through October 31, 2002.


   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price International, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Global Stock Fund's current expense limitation, $120,000 of management fees were not accrued by the fund for the year ended October 31, 2000. Additionally, $305,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through October 31, 2001.

   Pursuant to the International Growth & Income Fund's current expense limitation, $70,000 of management fees were not accrued by the fund for the year ended October 31, 2000 and $125,000 of other expenses were borne by the manager. Additionally, $166,000 from a prior period remains subject to reimbursement through October 31, 2002.

   T. Rowe Price Spectrum Fund, Inc.
   The International Stock, International Discovery, European Stock, Japan, New Asia, Latin America, and Emerging Markets Stock Funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price International, and various other T. Rowe Price funds which, along with such funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   All Funds except International Equity Index Fund

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended October 31, 2000, to T. Rowe Price and its affiliates.

                                                             Transfer Agent and    Retirement     Accounting
                           Fund                             Shareholder Services  Subaccounting    Services
                           ----                             --------------------    Services       --------
                                                                                    --------
International Stock                                             $10,331,000        $6,027,000      $146,000
International Stock Fund-Advisor Class                                    0                 0            --
International Discovery                                           1,234,000           110,000       111,000
International Growth & Income                                        46,000                --       106,000
European Stock                                                    1,957,000            92,000       108,000
Japan                                                               771,000            18,000        89,000
New Asia                                                          2,221,000           153,000       107,000
Latin America                                                       647,000            21,000       106,000
Emerging Markets Stock                                              366,000           101,000       105,000
Emerging Europe & Mediterranean                                      19,000                --        17,000
Global Stock                                                        229,000            56,000       104,000
Foreign Equity                                                       34,000                --       105,000




 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2000.

International Stock Fund          $1,932,397
International Discovery Fund         135,639
European Stock Fund                    9,758
Japan Fund                             6,267
New Asia Fund                         61,845
Latin America Fund                    42,717

   The Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include, but are not limited to, transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above.

International Stock Fund-Advisor Class       $1,229





 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   International Stock Fund-Advisor Class


                   Distribution and Shareholder Services Plan

   The fund Directors adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the Advisor Class's shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2001. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Advisor Class.

   There were no 12b-1 fees for the fiscal year ending December 31, 2000.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price International), and its principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price International. T. Rowe Price International is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price International's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price International generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

   Fixed Income Securities
   For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

   With respect to equity and fixed income securities, T. Rowe Price International may effect principal transactions on behalf of the funds with a broker or dealer who furnishes brokerage and/or research services benefitting such clients, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

   T. Rowe Price International may cause a fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to T. Rowe Price International by or through broker-dealers.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price International receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund's portfolio is likely to be invested. T. Rowe Price International cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, T. Rowe Price International is relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to
   T. Rowe Price International by or through brokers.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers-dealers that provide quality execution services also furnish research services to T. Rowe Price International. T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


                                  Miscellaneous

   Research services furnished by brokers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Conversely, research services received from brokers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International exclusively in connection with the management of that fund.

   Some of T. Rowe Price International's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   None of the funds allocates business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   The following tables present information on brokers previously affiliated with the funds. The affiliation between these brokers and the funds ended on August 8, 2000 when T. Rowe Price International became a wholly owned subsidiary of T. Rowe Price Associates, Inc. ceased any affiliation with the Fleming Group. Column 1 represents the total dollar amount of brokerage commissions paid to the broker. The dollar amount of brokerage commissions paid for the two previous fiscal year ends are also listed as marked. The second column represents the percentage that the commissions paid to the affiliated broker represent of the aggregate brokerage commissions paid by the fund. The third column shows the percentage that the dollar amount of transactions involving the payment of commissions effected through the affiliated broker represents of the aggregate dollar amount of brokerage transactions.

   The following amounts and percentages were paid to Jardine Fleming Securities during the year 2000:

                        Total Brokerage  Percent of Brokerage        Percent of Dollar
         Fund           ---------------  --------------------        -----------------
         ----             Commissions    Commissions Paid to       Amount of Transactions
                          -----------    -------------------       ----------------------
                                          Affiliated Brokers    Involving Affiliated Brokers
                                          ------------------    ----------------------------
International Stock        $111,651              0.65%                      1.34%
International
Discovery                   137,182              4.05                       5.94
International Growth &
Income                           --             --                         --
European Stock                   --             --                         --
Japan                       104,073             12.22                      10.84
New Asia                    194,678              4.96                       6.29
Foreign Equity               45,634              0.80                       1.73
Latin America                    --             --                         --
Emerging Markets Stock        6,851              1.13                       1.59
Emerging Europe &
Mediterranean                    --             --                         --
Global Stock                    674              0.30                       0.45


   The following brokerage commission amounts were paid to Jardine Fleming Securities during the years 1999 and 1998:

                  Fund                         1999              1998
                  ----                         ----              ----
International Stock                          $ 66,871          $38,393
International Discovery                        57,629           48,484
International Growth & Income                      --               --
European Stock                                  7,061               --
Japan                                          64,341           25,876
New Asia                                      332,889               --
Foreign Equity                                 26,632           31,284
Latin America                                      --               --
Emerging Markets Stock                         17,452           17,268
Emerging Europe & Mediterranean                    --               --
Global Stock                                      152               81

   The following amounts and percentages were paid to Robert Fleming & Co. during the year 2000:

                        Total Brokerage  Percent of Brokerage        Percent of Dollar
         Fund           ---------------  --------------------        -----------------
         ----             Commissions    Commissions Paid to       Amount of Transactions
                          -----------    -------------------       ----------------------
                                          Affiliated Brokers    Involving Affiliated Brokers
                                          ------------------    ----------------------------
International Stock        $142,925              0.84%                      1.15%
International
Discovery                        --             --                         --
International Growth &
Income                           --             --                         --
European Stock               50,061              3.64                       4.82
Japan                            --             --                         --
New Asia                         --             --                         --
Foreign Equity               50,469              0.89                       0.98
Latin America                17,628              6.14                       6.17
Emerging Markets Stock        4,703              0.78                       0.68
Emerging Europe &
Mediterranean                 6,523             11.69                      14.42
Global Stock                  1,746              0.79                       0.87


   The following brokerage commission amounts were paid to Robert Fleming & Co. during the years 1999 and 1998:

             Fund                     1999             1998
             ----                     ----             ----
International Stock                 $189,739         $409,044
International Discovery                6,837           17,219
International Growth & Income             --
European Stock                        47,198          104,784
Japan                                     --               --
New Asia                                  --               --
Foreign Equity                        50,635          141,877
Latin America                        112,032          281,701
Emerging Markets Stock                13,190           38,476
Emerging Europe & Mediterranean           --               --
Global Stock                           1,565              812


   The following amounts and percentages were paid to Ord Minnett during the year 2000:

                        Total Brokerage  Percent of Brokerage        Percent of Dollar
         Fund           ---------------  --------------------        -----------------
         ----             Commissions    Commissions Paid to       Amount of Transactions
                          -----------    -------------------       ----------------------
                                          Affiliated Brokers    Involving Affiliated Brokers
                                          ------------------    ----------------------------
International Stock             --              --                         --
International
Discovery                   $4,352              0.13%                      0.10%
International Growth &
Income                          --              --                         --
European Stock                  --              --                         --
Japan                           --              --                         --
New Asia                        --              --                         --
Foreign Equity               8,427              0.15                       0.09
Latin America                   --              --                         --
Emerging Markets Stock          --              --                         --
Emerging Europe &
Mediterranean                   --              --                         --
Global Stock                    --              --                         --

   The following brokerage commission amounts were paid to Ord Minnett during the years 1999 and 1998:

             Fund                     1999             1998
             ----                     ----             ----
International Stock                 $16,789          $50,801
International Discovery               3,954            3,441
International Growth & Income           165               --
European Stock                           --               --
Japan                                    --               --
New Asia                                 --               --
Foreign Equity                        6,264           23,040
Latin America                            --               --
Emerging Markets Stock                   --               --
Emerging Europe & Mediterranean          --               --
Global Stock                             56               72


   The following amounts and percentages were paid to Fleming Martin during the year 2000:

                        Total Brokerage  Percent of Brokerage        Percent of Dollar
         Fund           ---------------  --------------------        -----------------
         ----             Commissions    Commissions Paid to       Amount of Transactions
                          -----------    -------------------       ----------------------
                                          Affiliated Brokers    Involving Affiliated Brokers
                                          ------------------    ----------------------------
International Stock              --             --                         --
International
Discovery                        --             --                         --
International Growth &
Income                           --             --                         --
European Stock                   --             --                         --
Japan                            --             --                         --
New Asia                         --             --                         --
Foreign Equity                   --             --                         --
Latin America                    --             --                         --
Emerging Markets Stock      $13,716             2.27%                      2.76%
Emerging Europe &
Mediterranean                    --             --                         --
Global Stock                     --             --                         --


   In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of each fund reviewed the 2000 transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the funds either in the form of lower execution costs or otherwise.


                                      Other

   The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended 2000, 1999, and 1998:

             Fund                     2000           1999            1998
             ----                     ----           ----            ----
International Stock               $16,944,543     $6,541,536      $7,269,954
International Discovery             3,393,789      1,114,250         465,793
International Growth & Income          21,167         45,662              --
European Stock                      1,373,662        943,554       1,752,000
Japan                                 851,588        751,766         463,374
New Asia                            3,921,107      3,466,222       2,635,426
Latin America                         287,076        414,229         651,009
Emerging Markets Stock                604,422        346,455         323,787
Emerging Europe & Mediterranean        55,814             --              --
Global Stock                          222,197        781,182          82,781
Foreign Equity                      5,685,282      2,551,877       2,524,406

   The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the fund, or in some cases, to the fund for the fiscal year ended 2000, 1999, and 1998, are shown below:

                           Fund                                 2000           1999            1998
                           ----                                 ----           ----            ----
International Stock                                              98%            96%             93%
International Discovery                                          94             94              85
International Growth & Income                                   100            100              --
European Stock                                                   95             94              94
Japan                                                            89             91              94
New Asia                                                         94             90              83
Latin America                                                    94             73              57
Emerging Markets Stock                                           95             89              72
Emerging Europe & Mediterranean                                  86             --              --
Global Stock                                                     99            100              99
Foreign Equity                                                   97             97              92


   The portfolio turnover rate for each fund for the fiscal years ended 2000, 1999, and 1998, was as follows:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
International Stock                38.2%           17.6%            12.2%
International Discovery            81.0            98.2             34.2
International Growth & Income      32.2            35.8/a/          --
European Stock                     24.5            15.7             26.8
Japan                              59.5            58.8             66.9
New Asia                           52.2            69.9             68.1
Latin America                      27.5            43.2             19.0
Emerging Markets Stock             56.1            59.0             54.5
Emerging Europe &
Mediterranean                      62.9/b/         --               --
Global Stock                       71.5            37.5             47.1
Foreign Equity                     39.7            18.2             18.6
-------------------------------------------------------------------------------


  (a) From the commencement of operations December 21, 1998, to October 31,
     1999.

  (b) From the commencement of operations August 31, 2000, to October 31,
     2000.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Trading in the portfolio securities of each fund may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset values. In addition, trading in a fund's portfolio securities may not occur on days when the fund is open.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following weekdays in 2001: January 1, 2, 3, and 8; February 12; March 20; April 30; May 3 and 4; July 20; September 24; October 8; November 23; and December 24 and 31, as well as the following weekdays in 2002: January 1, 2, 3, and 14; February 11; March 21; April 29; May 3 and 6; September 16 and 23; October 14; November 4; and December 23 and 31. If the TSE closes on any additional or different dates, the Japan Fund will be closed on such dates.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, or in the case of the Japan Fund, either the NYSE or TSE is closed, (b) during which trading on the NYSE is restricted, or in the case of the Japan Fund, either the NYSE or TSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Dividends and distributions paid by the fund (other than Global Stock Fund) are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the fund's income consists of dividends paid by United States corporations. Income dividends paid by the Global Stock Fund are eligible for the dividends-received deduction for corporate shareholders, only to the extent the Global Stock Fund's income consists of dividends paid by United States corporations. Capital gain distributions paid from this fund are never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

   Income received by the fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (2) treat their pro rata share of foreign taxes as paid by them; and (3) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

   The fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the fund, if the fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (1) the foreign taxes paid, and (2) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the fund may qualify for the 70% deduction for dividends received by corporations; and (3) foreign tax credits would not "pass through" to shareholders.

                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by the fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                            1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
                            -----     ------   -------    -------    ---------
                            Ended     Ended     Ended    Inception     Date
                            -----     -----     -----    ---------     ----
                           10/31/00  10/31/00  10/31/00  10/31/00
                           --------  --------  --------  --------
International Stock Fund     2.28%    64.42%   163.21%   1,257.28%   05/09/80
International Discovery
Fund                        40.07    173.87    236.70      353.28    12/30/88
International Growth &
Income Fund                  1.43     --        --          11.57    12/21/98
European Stock Fund          6.28    108.40    224.47      219.27    02/28/90
Japan Fund                 -14.61     23.85     --          36.53    12/30/91
Latin America Fund          27.41     67.04     --           8.41    12/29/93
New Asia Fund               -0.68     -7.33     --          83.07    09/28/90
Emerging Markets Stock
Fund                        12.09     24.32     --          30.29    03/31/95
Global Stock Fund           10.98     --        --         106.56    12/29/95
Foreign Equity Fund          2.45     65.16    165.57      168.20    09/07/89
Emerging Europe &
Mediterranean Fund          --        --        --         --*       08/31/00
International Equity        --        --        --         --*       10/31/00
Index Fund
-------------------------------------------------------------------------------



                   Average Annual Compound Rates of Return
                            1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
                            -----     ------   -------    -------    ---------
                            Ended     Ended     Ended    Inception     Date
                            -----     -----     -----    ---------     ----
                           10/31/00  10/31/00  10/31/00  10/31/00
                           --------  --------  --------  --------
International Stock Fund     2.28%    10.46%    10.16%    13.58%     05/09/80
International Discovery
Fund                        40.07     22.32     12.91     13.62      12/30/88
International Growth &
Income Fund                  1.43     --        --         6.06      12/21/98
European Stock Fund          6.28     15.82     12.49     11.49      02/28/90
Japan Fund                 -14.61      4.37     --         3.59      12/30/91
Latin America Fund          27.41     10.81     --         1.19      12/29/93
New Asia Fund               -0.68     -1.51     --         6.18      09/28/90
Emerging Markets Stock
Fund                        12.09      4.45     --         4.85      03/31/95
Global Stock Fund           10.98     --        --        16.17      12/29/95
Foreign Equity Fund          2.45     10.56     10.26      9.25      09/07/89
Emerging Europe &
Mediterranean Fund          --        --        --        --*        08/31/00
International Equity        --        --        --        --*        10/31/00
Index Fund
-------------------------------------------------------------------------------



 * No figure is provided because the fund's performance is for a period of less than one year.


                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation. The Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989, as a Maryland corporation. The T. Rowe Price International Index Fund, Inc. (the "Index Corporation") is a Maryland Corporation established in 2000. Each Corporation is registered with the SEC under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."

   Currently, the International Corporation consists of the following 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series are as follows: International Stock Fund, International Bond Fund, International Discovery Fund, European Stock Fund, New Asia Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock Fund, Global Stock Fund, International Growth & Income Fund, and Emerging Europe & Mediterranean Fund. In 2000, the assets of the Global Bond Fund, a former series of the International Corporation, were acquired by the International Bond Fund in exchange for shares of the Global Bond Fund. (The bond funds are described in a separate Statement of Additional Information.) Currently, the Institutional Corporation consists of one series, the Foreign Equity Fund. Currently, the Index Corporation consists of one series, the International Equity Index Fund. Each Charter also provides that the Board of Directors may issue additional series of shares.

   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statement for the International Equity Index Fund is included in this Statement of Additional Information. The financial statements of the funds listed below for the year ended October 31, 2000, and the report of independent accountants are included in each fund's Annual Report for the year ended October 31, 2000. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended October 31, 2000, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                       INTERNATIONAL  INTERNATIONAL  EUROPEAN
                                       STOCK          DISCOVERY      STOCK
                                       -----          ---------      -----
Financial Highlights, International
Stock Fund                                  15              9            10
Financial Highlights, International
Stock Fund-
Advisor Class                               16             N/A          N/A
Portfolio of Investments, October 31,
2000                                       17-26          10-18        11-17
Statement of Assets and Liabilities,
October 31, 2000                            27             19            18
Statement of Operations, year ended
October 31, 2000                            28             20            19
Statement of Changes in Net Assets,
years ended
October 31, 2000 and October 31, 1999       29             21            20
Notes to Financial Statements,
October 31, 2000                           30-34          22-25        21-25
Report of Independent Accountants           35             26            26

                                                   LATIN    NEW ASIA  JAPAN
                                                   AMERICA  --------  -----
                                                   -------
Financial Highlights                                  9        8         10
Portfolio of Investments, October 31, 2000          10-12     9-12      11-14
Statement of Assets and Liabilities, October 31,
2000                                                 13        13        15
Statement of Operations, year ended October 31,
2000                                                 14        14        16
Statement of Changes in Net Assets, years ended
October 31, 2000 and October 31, 1999                15        15        17
Notes to Financial Statements, October 31, 2000     16-19    16-19      18-21
Report of Independent Accountants                    20        20        22



                                                EMERGING       FOREIGN EQUITY
                                                MARKETS STOCK  --------------
                                                -------------
Financial Highlights                                  9              10
Portfolio of Investments, October 31, 2000          10-17          11-15
Statement of Assets and Liabilities, October
31, 2000                                             18              16
Statement of Operations, year ended October
31, 2000                                             19              17
Statement of Changes in Net Assets, years
ended
October 31, 2000 and October 31, 1999                20              18
Notes to Financial Statements, October 31,
2000                                                21-25          19-20
Report of Independent Accountants                    26              21



                                                      GLOBAL STOCK
                                                      ------------
Financial Highlights                                        12
Statement of Net Assets, October 31, 2000                 13-23
Statement of Operations, year ended October 31, 2000        24
Statement of Changes in Net Assets, years ended
October 31, 2000 and October 31, 1999                       25
Notes to Financial Statements, October 31, 2000           26-29
Report of Independent Accountants                           30



                                                        INTERNATIONAL
                                                        GROWTH & INCOME
                                                        ---------------
Financial Highlights                                            10
Statement of Net Assets, October 31, 2000                     11-20
Statement of Operations, October 31, 2000                       21
Statement of Changes in Net Assets, December 21, 1998
(commencement of operations) to October 31, 1999 and
year ended October 31, 2000                                     22
Notes to Financial Statements, October 31, 2000               23-26
Report of Independent Accountants                               27

                                                      EMERGING EUROPE
                                                      & MEDITERRANEAN
                                                      ---------------
Financial Highlights                                          7
Statement of Net Assets, October 31, 2000                    8-11
Statement of Operations, October 31, 2000                     12
Statement of Changes in Net Assets, August 31, 2000
(commencement of operations) to October 31, 2000              13
Notes to Financial Statements, October 31, 2000             14-17
Report of Independent Accountants                             18

   T. ROWE PRICE INTERNATIONAL EQUITY INDEX FUND

   OCTOBER 25, 2000

   STATEMENT OF ASSETS AND LIABILITIES

     Assets
       Cash                                            $100,000

          NET ASSETS                            $100,000
                                                ========
          OFFERING AND REDEMPTION PRICE       $    10.00
                                              - --------
       Net Assets Consist of:
          Paid-in-capital applicable to 10,000 shares of $0.0001
          par value capital stock outstanding; 1,000,000,000
          shares of the corporation authorized $100,000
                                               ========
   The following note is an integral part of this financial statement.

   T. ROWE PRICE INTERNATIONAL EQUITY INDEX FUND

   OCTOBER 25, 2000


   NOTE TO FINANCIAL STATEMENT

   T. Rowe Price International Index Fund, Inc. (the corporation) was organized on August 3, 2000, as a Maryland corporation and is registered under the Investment Company Act of 1940. The corporation is a series fund, of which T. Rowe Price International Equity Index Fund (the fund), a diversified, open-end management company, is the only portfolio currently established. Through October 25, 2000, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the fund at $10.00 per share on October 24, 2000, to
   T. Rowe Price Associates, Inc. via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on October 25, 2000, with the transfer of $100,000 cash. The fund has entered into an investment management agreement with T. Rowe Price International, Inc. (the manager), which provides for an all-inclusive annual fee of 0.50% of average net assets.

                         Report of Independent Accountants

   To the Board of Directors and Shareholder of

   T. Rowe Price International Equity Index Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of T. Rowe Price International Equity Index Fund, Inc. (the "Fund") at October 25, 2000, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


   PricewaterhouseCoopers LLP
   Baltimore, Maryland
   October 25, 2000